                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL III
-----------------------
Samuel P. Bell, III
Dated: November 13, 2001


                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
J. Hyatt Brown
Dated: December 13, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.
------------------------
Bradley Currey, Jr.
Dated: November 12, 2001


                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JIM W. HENDERSON
------------------------
Jim W. Henderson
Dated: December 13, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
------------------------
Theodore J. Hoepner
Dated: November 13, 2001


                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ DAVID H. HUGHES
------------------------
David H. Hughes
Dated: November 14, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ TONI JENNINGS
---------------------------
Toni Jennings
Dated: November 12, 2001


                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN
---------------------------
John R. Riedman
Dated: November 12, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JAN E. SMITH
---------------------------
Jan E. Smith
Dated: November 12, 2001


                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her him and in her and his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER
---------------------------
Cory T. Walker
Dated: December 13, 2001